EXHIBIT 99.2

2230354 Ontario Inc.

Financial Statements

April 30, 2010

February 1, 2011

Auditors’ Report

To the Shareholder of:

2230354 Ontario Inc.

We have audited the balance sheet of 2230354 Ontario Inc. as at April 30, 2010 and the cash flows for period from January 13, 2010 (date of incorporation) to April 30, 2010. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2010 and the results of its cash flows for the for period from January 13, 2010 (date of incorporation) to April 30, 2010 in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

FAZZARI+PARTNERS LLP
Chartered Accountants
Licensed Public Accountants
Vaughan, Ontario

2230354 Ontario Inc.
Balance Sheet
(stated in Canadian dollars)
As at April 30

Assets	2010
Non-current
Intangible Asset	$10

Shareholder’s Equity
Share capital (Note 3)	$10

Approved on behalf of the Board
Director

2230354 Ontario Inc.

Statement of changes in shareholder’s equity
(stated in Canadian dollars)
For the period from January 13, 2010 (date of incorporation) to April 30, 2010

	Number of shares	Share capital	Equity	Total
Issuance of shares	12,000,000	$10	-	$10
Balance, at April 30, 2010	12,000,000	$10	-	$10

$
$

2230354 Ontario Inc.
Statement of Cash Flows
(stated in Canadian dollars)
For the period from January 13, 2010 (date of incorporation) to Apri1 30, 2010

Cash flows provided by (used in):
Operating activities
Net loss	$-
Adjustment for non-cash item:
Changes in non-cash working capital items	-
-
Financing activities
Proceeds from issuance of shares	10
10
Investing activities
Acquisition of intellectual property	(10)
(10)

Increase (decrease) in cash for the period	-
Cash, beginning of period	-
Cash, end of period	$-

2230354 Ontario Inc.
Notes to Financial Statements
(stated in Canadian dollars)
For the period from January 13, 2010 (date of incorporation) to Apri1 30, 2010

1.	Statutes of incorporation and nature of activities

2230354 Ontario Inc. (the “Company”) was incorporated under the Ontario Business Corporations Act on January 13, 2010. The Company holds Intellectual property for SIM card technology being developed by Polar Wireless Corporation. The registered office of the Company is 100 York Blvd, Richmond Hill, Canada.

The Company has not commenced operations at April 30, 2010. Accordingly, a statement of comprehensive income has not been prepared and presented

2.	Significant accounting policies

(a)	Statement of compliance

The financial statements of 2230354 Ontario Limited have been prepared in accordance with International Financial Reporting Standards (“IFRS”).

(b)	Basis of preparation

The financial statements have been prepared under the historical cost convention.

The principal accounting policies are set out below.

(c)	Intangible asset

Intangible assets with finite useful lives are carried at cost less accumulated amortization and impairment losses. Amortization is recognized on a straight line basis over their estimated useful lives. The estimated useful life and amortization method are reviewed at the end of each reporting period, with the effect of any changes in estimates being accounted for on a prospective basis. Intangible assets, such as intellectual property are not amortized and are carried at cost less accumulated impairment losses.

2230354 Ontario Inc.
Notes to Financial Statements
(stated in Canadian dollars)
For the period from January 13, 2010 (date of incorporation) to Apri1 30, 2010

2.           Significant accounting policies (continued)

(d)	Significant accounting judgments and estimates

The preparation of these financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates. These estimates are reviewed periodically, and as adjustments become necessary, they are reported in the period in which they become known.

(e)	Impairment of long lived assets

At the end of each reporting period, the Company reviews the carrying amounts of its intangible assets to determine whether there is any indication those assets have suffered an impairment loss. If any such indication exists, it estimates the asset’s recoverable amount to determine the extent of the impairment loss (if any). Where it is not possible to estimate an individual asset’s recoverable amount, the Company estimates the recoverable amount of the cash-generating unit to which the asset belongs. Where a reasonable and consistent basis of allocation can be identified, corporate assets are also allocated to individual cash-generating units, or otherwise they are allocated to the smallest group of cash-generating units for which a reasonable and consistent allocation basis can be identified.

Recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate reflecting current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted.

If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than its carrying amount, the carrying amount is reduced to its recoverable amount. An impairment loss is recognized immediately in profit or loss. Where an impairment loss subsequently reverses, the carrying amount of the asset (or cash-generating unit) is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset (or cash-generating unit) in prior years. A reversal of an impairment loss is recognized immediately in profit or loss.

2230354 Ontario Inc.
Notes to Financial Statements
(stated in Canadian dollars)
For the period from January 13, 2010 (date of incorporation) to Apri1 30, 2010

2.           Significant accounting policies (continued)

(f)	Income taxes

Income taxes are accounted for using the liability method. Under this method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective income tax bases, and losses carried forward.

Deferred income tax assets and liabilities are measured using enacted or substantively enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the date of enactment or substantive enactment.

Current income taxes are recognized for the estimated income taxes payable for the current year.

Deferred income tax assets are recognized to the extent that management believes that it is probable that future taxable profit will be available against which the temporary differences can be utilised.

(g)	Provisions

The Company recognizes a provision when it has a present obligation (legal or constructive) as a result of a past event, it is probable that it will be required to settle the obligation, and it can make a reliable estimate of the amount of the obligation.

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. Where a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows.

2230354 Ontario Inc.
Notes to Financial Statements
(stated in Canadian dollars)
For the period from January 13, 2010 (date of incorporation) to Apri130, 2010

2.           Significant accounting policies (continued)

(h)	Accounting standards issued but not yet effective

(i)	Related party disclosures

lAS 24, Related party disclosures, will provide clarification of the definition of a related party. This standard is effective for interim and annual financial statements relating to fiscal years beginning on or after January 1, 2011.

(ii)	Financial Instruments

IFRS 9, Financial Instruments (new) - partial replacement of IAS 39. All of IAS 39 is expected to be replaced in its entirely by the end of 2010 This standard is effective for interim and annual financial statements relating to fiscal years beginning on or after January 1, 2013.

The Company has not early adopted these revised standards and is currently assessing the impact that these standards will have on the financial statements

3.            Share capital

Authorized: Unlimited number of common shares Issued capital stock consists of the following:	2010
Issued and outstanding 12,000,000 Common shares	$10

2230354 Ontario Inc.
Notes to Financial Statements
(stated in Canadian dollars)
For the period from January 13, 2010 (date of incorporation) to Apri130, 2010

4.	Capital risk management

The Corporation’s objectives when managing capital is to maintain its ability to continue as a going concern in order to meet its long-term debt obligation and provide benefits for stakeholders.

The Company includes in the definition of capital: equity, comprised of issued common shares.

The Corporation is not subject to externally imposed capital requirements. There has been no change with respect to the overall capital risk management strategy during the period ended April 30, 2010.

5.	Approval of financial statements

The financial statements were approved by the Board of Directors and authorized for issue on February 1, 2011.